EXHIBIT 99.2

NASDAQ: ABUS www.arbutusbio.com June 27, 2022 EASL Data Presentation & AB - 836 Clinical Update

Forward - Looking Statements This presentation contains forward - looking statements within the meaning of the U . S . Private Securities Litigation Reform Act of 1995 and Canadian securities laws . All statements that are not historical facts are hereby identified as forward - looking statements for this purpose and include, among others, statements relating to : the potential market opportunity for HBV ; Arbutus’ ability to meet a significant unmet medical need ; the sufficiency of Arbutus’ cash and cash equivalents for the anticipated durations ; the expected cost, timing and results of Arbutus’ clinical development plans and clinical trials, including its clinical collaborations with third parties ; the potential for Arbutus’ product candidates to achieve their desired or anticipated outcomes ; Arbutus’ expectations regarding the timing and clinical development of Arbutus’ product candidates, including its articulated clinical objectives ; the timeline to a combination cure for HBV ; Arbutus’ coronavirus strategy ; Arbutus’ expectations regarding its technology licensed to third parties ; the expected timing and payments associated with strategic and/or licensing agreements ; the patent infringement lawsuit against Moderna ; and other statements relating to Arbutus’ future operations, future financial performance, future financial condition, prospects or other future events . With respect to the forward - looking statements contained in this presentation, Arbutus has made numerous assumptions regarding, among other things : the timely receipt of expected payments ; the effectiveness and timeliness of pre - clinical studies and clinical trials, and the usefulness of the data ; the timeliness of regulatory approvals ; the continued demand for Arbutus’ assets ; and the stability of economic and market conditions . While Arbutus considers these assumptions to be reasonable, these assumptions are inherently subject to significant business, economic, competitive, market and social uncertainties, and contingencies including uncertainties and contingencies related to the ongoing COVID - 19 pandemic and patent litigation matters . Forward - looking statements herein involve known and unknown risks, uncertainties and other factors that may cause the actual results, events or developments to be materially different from any future results, events or developments expressed or implied by such forward - looking statements . Such factors include, among others : anticipated pre - clinical and clinical trials may be more costly or take longer to complete than anticipated, and may never be initiated or completed, or may not generate results that warrant future development of the tested drug candidate ; changes in Arbutus’ strategy regarding its product candidates and clinical development activities ; Arbutus may not receive the necessary regulatory approvals for the clinical development of Arbutus' products ; economic and market conditions may worsen ; uncertainties associated with litigation generally and patent litigation specifically ; market shifts may require a change in strategic focus ; the parties may never realize the expected benefits of the collaborations ; and the ongoing COVID - 19 pandemic could significantly disrupt Arbutus’ clinical development programs . A more complete discussion of the risks and uncertainties facing Arbutus appears in Arbutus' Annual Report on Form 10 - K, Quarterly Report on Form 10 - Q and Arbutus' periodic disclosure filings, which are available at www . sec . gov and at www . sedar . com . All forward - looking statements herein are qualified in their entirety by this cautionary statement, and Arbutus disclaims any obligation to revise or update any such forward - looking statements or to publicly announce the result of any revisions to any of the forward - looking statements contained herein to reflect future results, events or developments, except as required by law . 2

AB-729-001 Phase 1a/1b Clinical Trial

Part 1 & 2:

Single-ascending dose

Robust HBsAg and HBV DNA declines in HBV DNA+ patients with AB-729 monotherapy (90mg single-dose)

Part 3: Multiple Ascending Dose in cHBV Patients (n=7/cohort)

E: 60mg Q4W HBV DNA-

F: 60mg Q8W HBV DNA-

G: 90mg Q8W + TDF HBV DNA+

I: 90mg Q8W HBV DNA-

J: 90mg Q12W HBV DNA-

K: 90mg Q8W HBV DNA-, HBeAg+ only

Baseline Characteristics

Baseline Measure[#]	HBV DNA-					HBV DNA+
	Cohort E[†] (n=7)	Cohort F (n=7)	Cohort I (n=6)[^]	Cohort J (n=7)	Cohort K[*] (n=7)	Cohort G (n=7)
Age in years, mean (range)	45.1 (33 – 63)	44.0 (31 – 59)	45.7 (38 – 54)	44.3 (35 – 61)	41.4 (21 – 57)	43.9 (34 – 50)
Male gender, n (%)	4 (57)	4 (57)	4 (67)	5 (71)	4 (57)	3 (43)
BMI, mean (SD)	27.7 (5.0)	23.7 (2.2)	25.5 (3.1)	28.7 (4.8)	25.0 (4.7)	23.8 (4.0)
Race, n (%)						
Asian	1 (14)	5 (71)	5 (83)	4 (57)	6 (86)	6 (86)
Black	0	1 (14)	0	0	0	0
White	6 (86)	1 (14)	1 (17)	3 (43)	0	1 (14)
Pacific Islander	0	0	0	0	1 (14)	0
ALT (U/L), mean (SD)	22.4 (10.5)	23.4 (15.2)	26.0 (10.2)	20.1 (7.2)	25.1 (8.9)	32.7 (15.8)
HBV eAg-, n (%)[δ]	7 (100)	6 (71)[δ]	5 (83)	4 (57)	0	7 (100)
HBsAg (IU/mL), mean (range)	5,372 (584 – 11,761)	5,354 (667 – 18,605)	4,691 (338 – 19,017)	6,911 (309 – 25,345)	2,221 (545 – 5,273)	1,818 (277 – 4,723)

[#] Genotype not determined
[†] Patients switched to AB-729 60 mg Q12W for the extension phase
^ n=6 due to 1 patient meeting exclusion criteria on D1 and a replacement patient receiving an incorrect dose on D1; both entered follow up and were excluded from analysis
[δ] One patient counted as HBeAg- was identified as "HBeAg borderline" (baseline HBeAg = 0.18 IU/mL, LLOQ = 0.11 IU/mL)
*Cohort K Mean (SD) Baseline HBeAg = 22.7 (37.5) IU/mL

Arbutus BIOPHARMA

HBeAg: HBV E antigen | **TDF:** tenofovir disoproxil fumarate

3

Robust HBsAg Declines Irrespective of Dose, Dosing Schedule, HBeAg or HBV DNA Status

Mean (SE) Baseline and Δ log10 HBsAg by Visit

Nominal Visit	HBV DNA-					HBV DNA+
	Cohort E (n=7)	Cohort F (n=7)	Cohort I (n=6)	Cohort J[◊] (n=7)	Cohort K (n=7)	Cohort G (n=7)
Baseline (IU/mL)	3.51 (0.20)	3.53 (0.17)	3.36 (0.23)	3.37 (0.28)	3.23 (0.14)	3.14 (0.14)
Week 12	-1.10 (0.15)	-1.02 (0.11)	-1.30 (0.19)	-1.06 (0.31)	-1.63 (0.39)	-1.56 (0.32)
Week 24	-1.84 (0.16)	-1.57 (0.09)	-1.80 (0.23)	-1.56 (0.25)	-1.99 (0.35)	-1.82 (0.29)
Week 36	-1.84 (0.19)	-1.78 (0.10)	-2.06 (0.28)	-1.70 (0.39)	-2.50 (0.39)	-2.08 (0.32)
Week 48	-1.89 (0.18)	-1.90 (0.14)	1.91 (0.32)	-1.80* (0.41)		-2.15 (0.34)
Week 12 Post Last Dose	-1.81 (0.17)	-1.74 (0.16)	-1.77 (0.31)	-1.80* (0.41)		-1.97 (0.28)
Week 24 Post Last Dose	-1.54 (0.19)	-1.48 (0.24)	-1.67 (0.40)	-1.52 (0.40)		-1.59 (0.31)

Note: Last dose Cohort E, Week 44; Cohorts F, I, G, K: Week 40; Cohort J: Week 36; Mean (SE) values presented only if N≥5; ◊ one subject in Cohort J chose not to extend treatment after Week 24; *Week 48 and 12 weeks post last dose are at the same visit for Cohort J

- Mean declines in HBsAg on treatment and post treatment continue to be comparable across cohorts
- Results to date from a dedicated HBeAg+ cohort (Cohort K) further support preliminary observations suggesting that baseline HBeAg status has no effect on response

Arbutus BIOPHARMA

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HBsAg and HBeAg Declines in HBeAg + Subjects: Cohort K Change in HBsAg vs time Change in HBeAg vs time 5

Data presented at EASL 2022 6 Change in HBsAg vs time Robust HBsAg Declines Persist After Stopping AB - 729 26 of 34 patients had HBsAg < 100 IU/mL at some point during the study 1 patient in Cohort E (baseline HBsAg = 583.5 IU/mL) who qualified but declined to participate in NA discontinuation seroconverted at Week 84 (HBsAg < LLOQ and HBsAb = 189 mIU /mL at last visit); liver enzymes remained within normal limits. Cohort I Cohort F Cohort E Cohort J Cohort G

AB-729-001: Safety Summary

Adverse events and laboratory abnormalities

Patients, n (%)	HBV DNA-					HBV DNA+	
	Cohort E (n=70)	Cohort F (n=7)	Cohort I (n=6)	Cohort J (n=7)	Cohort K (n=7)	Cohort G (n=7)	TOTAL (n=41)
Patients with any TEAE	4 (57)	5 (71)	1 (17)	3 (43)	5 (71)	5 (71)	23 (56)
Grade 1	3 (43)	4 (57)	0	2 (29)	4 (57)	4 (57)	17 (42)
Grade 2	1 (14)	1 (14)	1 (17)	1 (14)	1 (14)	0	5 (12)
Grade 3	0	0	0	0	0	1 (14)‡	2 (5)
SAEs (all unrelated)	0	0	0	1 (14)*	0	1 (14)‡	2 (5)
Patients with related TEAEs (all Grade 1)	2 (29)	4 (57)	1 (17)	2 (29)	5 (71)	2 (29)	16 (39)
Most common related TEAEs (in ≥ 2 patients):							
Injection site pain	0	2 (29)	0	1 (14)	4 (57)	1 (14)	9 (4)#
Injection site erythema	2 (29)	1 (14)	0	0	1 (14)	0	5 (2)#
Injection site bruising	2 (29)	0	1 (17)	0	0	0	3 (1)#
Liver–related laboratory abnormalities:							
ALT elevation							
Grade 2	2 (29)	1 (14)	2 (33)	0	3 (43)	1 (14)	9 (22)
Grade 3 or 4	0	0	0	0	0	0	0
AST elevation							
Grade 2	1 (14)	0	0	0	0	1 (14)	2 (5)
Grade 3 or 4	0	0	0	0	0	0	0

TEAE: treatment-emergent adverse event; SAE: serious adverse event; Grading criteria: Division of AIDS Table for Grading the Severity of Adult and Pediatric Adverse Events, V2.1

TEAE window was 12 weeks post-last dose of AB-729, data presented are cumulative from Screening/Study Day 1; worst grade of TEAE or lab abnormality reported

* SAE was an unrelated Grade 3 diagnosis of cholangiocarcinoma >12 weeks post last dose of AB-729; ‡ SAE was an unrelated Grade 3 thigh subcutaneous cyst abscess

n, % is number of events out of 242 total AB-729 doses administered in Part 3`

Arbutus BIOPHARMA

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AB - 729 and NA - Therapy Discontinuation Baseline Characteristics Subject Disposition Baseline Characteristics NA stopping criteria ALT <2 × ULN, and Undetectable HBV DNA, and HBeAg negative, and HBsAg <100 IU/mL at two consecutive visits at least 24 weeks after the last dose of AB - 729 8

HBV Markers in NA - Therapy Discontinuation Cohort HBV Parameter Pt. 46 Pt. 51 Pt. 52 Pt. 53 Pt. 61 HBsAg (IU/mL) Study Day 1 1392 6765 1888 2368 2021 Week 48/EOT 5 29.61 9.54 22.76 1.64 Last Visit prior to NA d/c 10.53 64.9 3.95 69.06 3.99 Last available post - NA d/c 41.22 150.1 10.97 138.9 4.58 HBcrAg (log U/mL) Study Day 1 3.8 <3.0 3.2 4.2 3.7 Week 48/EOT 3.4 <3.0 3 4.4 3.4 Last Visit prior to NA d/c 3.4 <3.0 3 4.5 3.5 Last available post - NA d/c 3.4 <3.0 3.1 4.5 3.6 HBV RNA (log 10 U/mL) Study Day 1 2.07 TND <LLOQ <LLOQ N/A Week 48/EOT TND TND 0.7 TND TND Last Visit prior to NA d/c 1.29 1.07 1.2 TND 1.43 Last available post - NA d/c 1.16 1.31 1.36 1.08 1.09 9

HBsAg, HBV DNA and ALT in NA Discontinuation Cohort 0 50 100 150 200 H B s A g ( I U / m L ) , H B V D N A ( I U / m L ) 0 50 100 150 200 A L T ( U / L ) 0 2 4 6 8 10 12 14 16 18 20 22 24 Time (Weeks) ALTHBV DNAHBsAg Subject=46 0 50 100 150 200 H B s A g ( I U / m L ) , H B V D N A ( I U / m L ) 0 50 100 150 200 A L T ( U / L ) 0 2 4 6 8 10 12 14 16 18 20 22 24 Time (Weeks) ALTHBV DNAHBsAg Subject=51 0 50 100 150 200 H B s A g ( I U / m L ) , H B V D N A ( I U / m L ) 0 50 100 150 200 A L T ( U / L ) 0 2 4 6 8 10 12 14 16 18 20 22 24 Time (Weeks) ALTHBV DNAHBsAg Subject=52 0 50 100 150 200 H B s A g ( I U / m L ) , H B V D N A ( I U / m L ) 0 50 100 150 200 A L T ( U / L ) 0 2 4 6 8 10 12 14 16 18 20 22 24 Time (Weeks) ALTHBV DNAHBsAg Subject=53 10 No subjects have met virologic or clinical relapse criteria or restarted NA therapy to date HBV DNA has transiently increased in some subjects and subsequently decreased with no intervention Pt. 46 Pt. 51 Pt. 52 Pt. 53 Pt. 61

Conclusions NA Discontinuation Cohort 11 AB - 729 treatment for 48 weeks at varying doses and intervals led to continued HBsAg declines to <100 IU/mL in 16 of 32 (50%) subjects which were maintained for at least 24 weeks after the last dose of AB - 729 Eleven of these 16 subjects met protocol - defined NA stopping criteria No evidence of virologic or clinical relapse has been detected in the first 5 subjects to discontinue NA therapy with at least 8 - 24 weeks of follow up data available, and no subjects have restarted NA therapy to date HBsAg remains well below pre - study levels in all subjects Discontinuation of NA therapy for up to 24 weeks has been generally safe and well - tolerated to date, with no ALT flares observed.

HBV - Specific T - Cell Activation Increases with AB - 729 - Treated in cHBV + Subjects 12 Upregulation of HBV - specific T cell activation markers observed in all 7 subjects assessed to date Two profiles of HBV - specific T cell IFN - γ responses observed Elevation between Wk 16 - 28 which coincides with nadir of HBsAg reduction Elevation after AB - 729 dosing completed, between Wk 48 - 60 0 4 812162024283236404448525660 0 1 2 3 4 5 0 50 100 150 Week H B s A g ( L o g 1 0 I U / m L ) H B V - I F N  s p o t s / 1 E 6 c e l l s S I ( T c e l l p r o l i f e r a t i o n ) A L T ( U / L ) HBV-IFN spots/1E6 cells SI (T cell proliferation) HBsAg (Log 10 IU/mL) ALT (U/L) 0 4 8 121620242832364044485260 0 1 2 3 4 5 0 5 10 15 20 30 60 H B s A g ( L o g 1 0 I U / m L ) Subject 40 60 mg Q4W 0 4 812162024283236404448525660 0 1 2 3 4 5 0 5 10 15 50 150 H B s A g ( L o g 1 0 I U / m L ) Subject 41 60 mg Q4W 0 4 812162024283236404448525660 0 1 2 3 4 5 0 20 40 60 H B s A g ( L o g 1 0 I U / m L ) Subject 43 60 mg Q4W 0 4 812162024283236404448525660 0 1 2 3 4 5 0 20 40 60 80 H B s A g ( L o g 1 0 I U / m L ) Subject 44 60 mg Q4W 0 4 8 1216202428323640444852 0 1 2 3 4 0 10 20 30 40 50 60 H B s A g ( L o g 1 0 I U / m L ) Subject 48 60 mg Q8W 0 4 8 12 16 20 24 28 32 36 40 0 1 2 3 4 5 0 10 20 30 40 H B s A g ( L o g 1 0 I U / m L ) Subject 53 60 mg Q8W Subject 42 60 mg Q4W

Exhausted CD-8+ T-Cells Decreased in 4/6 AB-729-Treated cHBV+ subjects


Subject 40
Subject 41
Subject 43
Subject 44
Subject 48
Frequency (%)
0
10
20
30
Baseline
Treatment End (Wk 48)
Follow-up (Wk 60)
Treatment End (Wk 32)^
Follow-up (Wk 56)
Follow-up (Wk 52)
Exhausted CD8+ T cells (CD8+ CD45RA- PD-1+ Tox+ Bcl2-)
Effector CD8+ T cells (CD8+ CD45RA- PD-1+ Tox- Bcl2+)

^ Last on-treatment PBMC sample available prior to last dose at Week 44
Immunophenotyping conducted by flow cytometric analysis of CHB subject PBMCs
Exhausted CD8+ T cells = CD8+ CD45RA- PD-1+ Tox+ Bcl2-
Effector CD8+ T cells = CD8+ CD45RA- PD-1+ Tox- Bcl2+

Arbutus BIOPHARMA

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AB - 729 Key Messages AB - 729 provides robust and comparable HBsAg decline in HBeAg +, HBeAg - , DNA+ and DNA - patients Robust HBsAg declines persist after stopping AB - 729 treatment 26 of 34 patients had HBsAg < 100 IU/mL at some point during the study 5 patients that discontinued both AB - 729 and NA - therapy, maintained a sustained reduction in HBsAg All patients did not meet clinical or virologic relapse criteria and all remain off treatment AB - 729 remains generally safe and well - tolerated to date after completing dosing in 41 patients AB - 729 continues to results in HBV - specific T - cell immune restoration and decrease of exhausted T - cells 14

AB - 836 - 001 Phase 1a/1b Clinical Trial Part 1: Single Ascending Dose In Healthy Subjects Part 2: Multiple Ascending Dose in Healthy Subjects Part 3: Multiple Doses In Chronic Hepatitis B Patients Alternating Cohorts A and B n=8/cohort; 6 active: 2 placebo Cohort A Cohort B ongoing * FE: with Food Dose 1 10mg Dose 3 75mg Dose 5 175mg Dose 2 30mg Dose 4 125mg Dose 5 FE 125mg Cohort E (150mg QD) x 10 days N = 10; 8 active: 2 placebo Cohort D (100mg QD) x 10 days N = 10; 8 active: 2 placebo Cohort C (50mg QD) x 10 days N = 10; 8 active: 2 placebo Cohort I 100mg + NA x 28 days DNA - N = 12; 10 active: 2 placebo Cohort F 50mg QD x 28 days DNA + N = 12; 10 active: 2 placebo Cohort G 100mg QD x 28 days DNA+ N = 12; 10 active: 2 placebo Cohort H 200mg QD x 28 days DNA+ N = 12; 10 active: 2 placebo * 15

AB - 836 - 001 Study: Baseline Characteristics 16

Robust HBV DNA Declines with AB - 836 50 mg, 100mg and 200mg QD 17 Individual HBV DNA responses suggest that any baseline mutations in these cohorts, if present (data pending), did not affect response There were no meaningful changes in HBsAg over 28 days of dosing; HBV RNA data are pending Day 28 HBV DNA Response by Cohort Log 10 Change from Baseline HBV DNA

AB - 836 Safety 18 Three TEAEs were considered treatment - related (Grade 1 dyspepsia in Cohort G and Grade 3 ALT/Grade 2 AST elevation in 1 Cohort H subject) Two subjects in Cohort G had transient Grade 3 ALT elevations that resolved with continued AB - 836 dosing and were not considered TEAEs Two subjects in Cohort H had transaminase elevations on the last day of dosing (Day 28) that returned to baseline levels no later than Day 56 (reported as TEAEs and listed in liver related lab abnormalities above) All subjects with transaminase elevations were asymptomatic and none had changes in bilirubin or met DILI criteria No other clinically significant lab abnormalities, ECG or vital sign changes have been observed

IP - 10 levels remain <2,000 pg /mL in subjects with Grade 3 ALT in Cohort G (100 mg) Patient 1 (Grade 3 ALT) Patient 2 (Grade 3 ALT) 19 The remaining patients with no ALT flares had low IP - 10 levels

IP - 10 levels spiked >2,000 pg /mL in patients with Grade 3 and 4 ALT in Cohort H (200 mg) BASELINE DAY 1 DAY 14 DAY 28 EOT DAY 42 DAY 56 0 500 1000 1500 2000 2500 6001-3009 I P - 1 0 ( p g / m L ) Patient 3 (Grade 4 ALT) Patient 4 (Grade 3 ALT) The remaining patients with no ALT flares had low IP - 10 levels 20

AB - 836 - 001 Conclusions 21 AB - 836 demonstrated potent inhibition of HBV replication with mean declines in HBV DNA at Day 28 of 3.04 and 3.55 log10 at 100mg QD and 200mg QD, respectively 50mg, 100mg and 200mg QD for 28 days in cHBV patients have been well - tolerated with the safety considerations described Because the IP - 10 data is not definitive we will conduct an additional Phase 1a study in healthy volunteers to determine if the ALT flares seen in the 200 mg dose are beneficial or not

Thank You 22